UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K & L Gates LLP
4265 San Felipe, Suite 800	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/12

Date of reporting period: 12/31/12

Item 1. Reports to Stockholders.

Salient® MF Trust

Salient Risk Parity Fund
Salient MLP & Energy Infrastructure Fund II

Shareholders' Report

For the periods ended December 31, 2012

Management Discussion of

Fund Performance

Letter to Shareholders

February 28, 2013

Dear Fellow Shareholders:1

It has been an exciting second half of 2012 as we have successfully launched the Salient Risk Parity Fund (SRPFX, SRPCX, SRPFX) and are pleased to provide you with our annual investment letter to update you on the Fund’s investment and performance since inception. The Fund launched on July 9, 2012 and ended the year with $112.6 million in assets.

Share Class	Inception Date	Fund Return[2]	60/40 Index[3] Return
Class A (SRPAX)	11/15/2012	2.53%	3.77%
Class C (SRPCX)	9/30/2012	0.41%	1.57%
Class I (SRPFX)	7/9/2012	1.91%	7.13%

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. All returns reflect reinvestment of all dividend and capital gain distributions. Index performance is shown for illustrative purposes only and does not reflect the payment of advisory fees and other expenses associated with an investment in a mutual fund. Investors cannot directly invest in an index. The performance shown is for the stated time period only; due to market volatility, each account’s performance may be different.

Global investment markets for the latter half of 2012 were characterized by rising equity markets, moderately increasing bond markets, falling commodity prices and negative returns to momentum-based strategies. In this environment, the Salient Risk Parity Fund was able to generate a modest positive return as the gains from the Fund’s equity index future contracts and global credit default swap contracts offset losses from exposure to commodity futures and the momentum strategy.

The Fund’s allocation at year-end is shown in the pie chart below:

The data displayed has been rounded to the nearest tenth for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., December 31, 2012.

Investment Strategies and Techniques

The Salient Risk Parity Fund seeks long term capital appreciation. The Fund seeks to achieve this goal by constructing a portfolio that balances equal risk exposure to a set of equities, commodities, interest rates, and momentum. While equities, commodities, and interest rates are asset classes, momentum is a strategy that trades the same underlying assets used in our long-only equity, commodity, and interest rate sleeves on a long/short basis. The momentum strategy buys exposure (i.e. “goes long”) assets that have appreciated in the past year and sells exposure (i.e. “goes short) assets that have depreciated. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

Salient Advisors, L.P. (the “Adviser” or “Salient”) uses a mathematical approach in seeking to achieve the investment objective of the Fund. Using this approach, Salient determines the type, quantity, and mix of investment positions that the Fund should hold in order to achieve equal risk across asset classes/strategies and, to the degree possible, within the asset classes as well. The Adviser does not invest the assets of the Fund in securities or financial instruments based on its view of the investment merit of a particular security or instrument. In addition, the Adviser does not conduct conventional research or analysis, forecast market movements, or take defensive positions apart from those resulting from the systematic allocation to momentum. The Fund’s top five positions based on risk contribution as of December 31, 2012 are shown below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

3 The 60/40 Index represents an allocation of 60% MSCI AC World Index (Equities), 40% Barclays Aggregate Bond Index (Bonds)—formerly the Lehman Aggregate Bond Index through Nov. 2008. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclays Capital U.S. Aggregate Bond Index is a composite comprised of the Barclays Capital U.S. Intermediate Government/Credit Index and the Barclay Capital Mortgage-Backed Securities Index. All issues in the index are rated investment grade or higher, have a least one year to maturity, and have an outstanding par value of at least $100 million. Note that the Fund’s allocation may differ substantially from 60% equities and 40% stocks. Since inception returns for the index are shown from the Class I inception date.

Top 5 Positions by Risk	% of Risk
GILT FUTURES	7.3%
BUND FUTURES	6.9%
CANADIAN 10 YR TREASURY FUTURES	5.7%
US 10 YR TREASURY FUTURES	5.0%
RUSSELL 2K MINI FUTURES	5.0%

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable.

The Fund uses investment techniques that may be considered aggressive, including the use of futures contracts and credit default swaps. The use of these techniques exposes the Fund to risks different from, and possibly greater than, those associated with direct securities investments including: counterparty risk, liquidity risk, and increased correlation risk. If a counterparty enters bankruptcy or otherwise fails to perform on its obligations, the value of your investment in the Fund may decline. The Fund seeks to mitigate these risks by requiring counterparties to post collateral for the benefit of the Fund, marked-to-market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to some minimum thresholds. As such, the Fund maintains the bulk of its assets in cash or cash equivalents held by the custodian and fully segregated from the derivative counterparties.

The primary factors affecting Fund performance include the following: the total return of the securities comprising the Fund’s portfolio; the volatility and correlation of those securities; financing rates paid or earned by the Fund associated with cash and certain fees, expenses, and transaction costs. In addition, when a Fund uses futures contracts, there may be an imperfect correlation between the reference assets and the future contract’s value, which may prevent the Fund from achieving its investment objective.

Summary

We believe the Fund’s first few months have gone well and we remain optimistic about the outlook in 2013. Risk Parity investment strategies have generally performed well in the choppy investment markets that have marked the ongoing global deleveraging. We continue to believe that Risk Parity can serve as a core building block for any investment portfolio, because it seeks efficient investment exposure that approximates the “market portfolio” William Sharpe referred to in his seminal work. That is, we believe Risk Parity approximates the portfolio which maximizes the potential return an investor can achieve for the amount of risk they are taking. In seeking to achieve true maximal diversification, Risk Parity strategies look past asset-class nomenclature and geographical boundaries to the underlying risk factors driving any investment (the betas). Only in this way, we believe, is it possible to truly discern the differentiated component parts of any portfolio.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Salient Advisors, L.P.

Letter to Shareholders

February 28, 2013

Dear Fellow Shareholders:1

It has been an exciting three months following the inception of Salient MLP & Energy Infrastructure Fund II (SMLPX, SMAPX) and we are pleased to provide you with our annual investor letter to update you on the Fund’s investments and performance since inception.

The Fund launched its Institutional Shares on September 19, 2012 with an NAV of $10.00 per share. As of December 31, 2012, the Fund had total investments, including cash, of approximately $44.4 million and Class I had an NAV per share of $10.02.2

Share Class	Inception Date	Fund Return[2]	Alerian MLP Index[3] Return
Class I (SMLPX)	9/19/2012	1.47%	-3.62%
Class A (SMAPX)	12/20/2012	-0.69%	-0.67%

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. All returns reflect reinvestment of all dividend and capital gain distributions. Index performance is shown for illustrative purposes only and does not reflect the payment of advisory fees and other expenses associated with an investment in a mutual fund. Investors cannot directly invest in an index. The performance shown is for the stated time period only; due to market volatility, each account’s performance may be different.

The Fund’s portfolio composition at year-end is shown in the pie chart below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

3 Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class.

The Fund’s Top 10 holdings are shown below, as of December 31, 2012:

Company Name	Sector	Allocation
Cash and Cash Equivalents	Cash and Cash Equivalents	29.3%
Williams Companies, Inc.	Midstream Company	5.8%
Enterprise Products Partners, L.P.	MLP	5.8%
Kinder Morgan Management, LLC	MLP Affiliate	5.1%
Plains All American Pipeline, L.P.	MLP	4.3%
Western Gas Equity Partners, L.P.	MLP	3.7%
Linn Co, LLC	MLP Affiliate	3.5%
Enbridge Energy Management, LLC	MLP Affiliate	3.5%
El Paso Pipeline Partners LP	MLP	3.2%
Targa Resources Corp	Midstream Company	3.0%

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable.

Cash levels were much higher than normal at December 31 due to year-end subscriptions as well as conservatism on our behalf due to uncertainty related to the “fiscal cliff.” Since the launch of the Fund, the top five contributors to performance include MPLX L.P. (MPLX), Linn Co., LLC (LNCO), Plains All American Pipeline, L.P. (PAA), Kinder Morgan Management, LLC (KMR), and Delek Logistics, L.P. (DKL). The five largest detractors to the Fund’s performance include Alliance Holdings GP, L.P. (AHGP), Navios Maritime Partners, L.P. (NMM), Targa Resources Partners, L.P. (NGLS), Kinder Morgan, Inc. (KMI), and Enterprise Products Partners, L.P. (EPD).

The Fund paid its first distribution of $0.125 per share in late November, 97% of which is return of capital for tax purposes, which represents a 5.0% yield on the Fund’s initial NAV of $10.00.

2012 MLP Review

In 2012, the Alerian MLP Index (AMZ) lagged the S&P 500 for the first time in 12 years. The AMZ generated a total return of 4.8%, which was more than 11% behind the SPX total return of 16.0%.4 Distribution growth in 2012 came in above our expectations (7.7% actual vs. 6.5% expected) but MLP prices fell, driving the yield on the index from 6.1% at the end of 2011 to 6.6% at the end of 2012.

MLPs lagged the S&P 500 all year long, but almost half of the relative underperformance for 2012 occurred over the last two months. In fact, the AMZ was down 3.9% while the S&P 500 was up 1.5% during the November-December time frame. We believe a major cause of the recent weakness was the expected change in long-term capital gains tax rates, which moved from 15% in 2012 to 20% plus the 3.8% Medicare surcharge on January 1 (for a total tax rate of 23.8%) for those with income above a certain threshold. Since MLPs have been up cumulatively over 100% on a price basis since the end of 2008, we believe that some investors may have locked in the 15% tax rate before year-end.

2013 Outlook

Due to the relative weakness in 2012, we believe that total returns in 2013 could potentially be attractive. The yield of the AMZ was ~6.6% on December 31 and many analysts currently anticipate 6.5% to 7.0% distribution growth in 2013. Below is a table showing the range of potential returns in 2013 for MLPs based on different yield and distribution growth assumptions.

Index performance shown is not indicative of Fund performance and is for illustrative purposes only. Past performance is not indicative of future results. Index performance does not reflect the deduction of fees or expenses. Note that an investor cannot invest directly in an index.

* Figures are estimates only and may vary significantly.

The risk factors that may impact MLP and Midstream company volumes, cash flow, and valuations this year include (but are not limited to) potential economic weakness, questions regarding the tax status of MLPs, a decline in crude oil, natural gas, and natural gas liquids (NGL) prices, and widening credit spreads.

Summary

We believe the Fund’s first three months of operations have gone well, and we remain optimistic about the outlook in 2013. We believe valuations for MLPs and Midstream Companies remain attractive and we look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer

MLP Business, Salient Capital Advisors, LLC

4 Past performance is not indicative of how the index will perform in the future. Index performance does not reflect the deductions of fees and expenses. An investor cannot invest directly in an index.

Expense Examples

Table of Shareholder Expenses—as of December 31, 2012 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire periods from commencement of operations through December 31, 2012.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value	Ending Account Value 12/31/12	Expenses Paid During Period(1) Ended 12/31/12	Annualized Expense Ratio During Period Ended 12/31/12
Salient Risk Parity Fund	Class A(2)	$1,000.00	$1,025.30	$2.05	1.61%
	Class C(3)	1,000.00	1,004.10	5.94	2.36%
	Class I(4)	1,000.00	1,019.10	6.60	1.36%
Salient MLP & Energy Infrastructure Fund II	Class A(5)	1,000.00	993.10	0.55	1.82%
	Class I(6)	1,000.00	1,014.70	4.49	1.57%

(1) Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period since inception, divided by the number of days in the fiscal year (to reflect the since inception period).

(2) Information shown reflects values using expense ratios and rates of return for the 46 days of operation during the period from November 15, 2012 (commencement of operations) to December 31, 2012.

(3) Information shown reflects values using expense ratios and rates of return for the 92 days of operation during the period from September 30, 2012 (commencement of operations) to December 31, 2012.

(4) Information shown reflects values using expense ratios and rates of return for the 176 days of operation during the period from July 9, 2012 (commencement of operations) to December 31, 2012.

(5) Information shown reflects values using expense ratios and rates of return for the 11 days of operation during the period from December 20, 2012 (commencement of operations) to December 31, 2012.

(6) Information shown reflects values using expense ratios and rates of return for the 104 days of operation during the period from September 19, 2012 (commencement of operations) to December 31, 2012.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value 12/31/12	Expenses Paid During Period(1) Ended 12/31/12	Annualized Expense Ratio During Period Ended 12/31/12
Salient Risk Parity Fund	Class A(2)	$1,000.00	$1,017.04	$8.16	1.61%
	Class C(3)	1,000.00	1,013.27	11.94	2.36%
	Class I(4)	1,000.00	1,018.30	6.90	1.36%
Salient MLP & Energy Infrastructure Fund II	Class A(5)	1,000.00	1,015.99	9.22	1.82%
	Class I(6)	1,000.00	1,017.24	7.96	1.57%

(1) Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period since inception, divided by the number of days in the fiscal year (to reflect the since inception period).

(2) Information shown reflects values using expense ratios and rates of return for the 46 days of operation the period, and has been annualized to reflect values from July 1, 2012 to December 31, 2012.

(3) Information shown reflects values using expense ratios and rates of return for the 92 days of operation during the period, and has been annualized to reflect values from July 1, 2012 to December 31, 2012.

(4) Information shown reflects values using expense ratios and rates of return for the 176 days of operation during the period, and has been annualized to reflect values from July 1, 2012 to December 31, 2012.

(5) Information shown reflects values using expense ratios and rates of return for the 11 days of operation during the period, and has been annualized to reflect values from July 1, 2012 to December 31, 2012.

(6) Information shown reflects values using expense ratios and rates of return for the 104 days of operation during the period, and has been annualized to reflect values from July 1, 2012 to December 31, 2012.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

December 31, 2012

Other Assets and Liabilities—100.0%	$112,579,621

Net Assets—100.0%	$112,579,621

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	March 2013	313	$40,072,975	$(35,326)
10 Year Canada Bond	March 2013	387	52,749,377	(49,611)
10 Year Japan Government Bond	March 2013	32	53,068,576	(298,645)
10 Year U.S. Treasury Note	March 2013	397	52,714,156	(22,707)
ASX SPI 200 Index	March 2013	57	6,829,040	67,530
CAC 40 10 Euro	January 2013	94	4,518,312	(8,116)
Cocoa*	March 2013	241	5,388,760	(670,793)
Corn*	March 2013	84	2,932,650	(167,012)
E-mini S&P 500	March 2013	122	8,662,610	(7,534)
E-mini S&P Midcap 400	March 2013	67	6,821,270	58,651
Euro-Bund	March 2013	197	37,866,515	155,072
FTSE 100 Index	March 2013	59	5,603,989	(53,006)
FTSE/JSE Top 40 Index	March 2013	218	9,037,536	129,347
FTSE/MIB Index	March 2013	40	4,303,607	110,691
Gasoline RBOB*	February 2013	42	4,871,639	239,790
German Stock Index	March 2013	16	4,021,961	(2,569)
Hang Seng China Enterprises Index	January 2013	71	5,244,891	86,655
Hang Seng Index	January 2013	37	5,412,084	42,680
Heating Oil*	February 2013	61	7,767,472	131,929
ICE Brent Crude*	March 2013	60	6,593,400	215,403
ICE Gas Oil*	February 2013	39	3,615,300	4,773
Lean Hogs*	February 2013	79	2,708,910	74,657
Long Gilt	March 2013	259	50,025,630	(42,456)
MSCI Taiwan Stock Index	January 2013	224	6,160,000	70,668
Natural Gas*	February 2013	60	2,010,600	(200,169)
OMXS30 Index	January 2013	303	5,163,660	18,253
Russell 2000 Mini Index	March 2013	79	6,688,140	162,411
S&P/Toronto Stock Exchange 60 Index	March 2013	49	7,010,982	67,600
SGX S&P CNX Nifty Index	January 2013	565	6,726,890	18,891
Soybean*	March 2013	45	3,171,375	(143,942)
Tokyo Price Index	March 2013	48	4,773,955	415,816
Wheat*	March 2013	88	3,423,200	(442,477)

			$425,959,462	$(73,546)

See accompanying notes to consolidated financial statements.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

December 31, 2012

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Coffee ‘C’*	March 2013	8	$(431,400)	$37,021
Copper*	March 2013	46	(4,200,375)	6,985
Cotton No. 2*	March 2013	53	(1,991,210)	(82,437)
Crude Oil (WTI)*	February 2013	79	(7,253,780)	(327,092)
Lead*	February 2013	26	(1,508,000)	(58,582)
Live Cattle*	February 2013	9	(476,280)	(6,964)
Primary Aluminum*	February 2013	7	(360,675)	6,103
Silver*	March 2013	2	(302,270)	17,843
Zinc*	February 2013	24	(1,240,800)	(26,701)

			$(17,764,790)	$(433,824)

*	These investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”).

See accompanying notes to consolidated financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments

December 31, 2012

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—77.9%
Coal—1.6%
United States—1.6%
Alliance Holdings GP, L.P.(1)(2)	13,390	$637,096

		637,096

Crude/Natural Gas Production—5.9%
United States—5.9%
EV Energy Partners, L.P.(2)	7,276	411,531
Legacy Reserves, L.P.(2)	13,440	320,141
Western Gas Equity Partners, L.P.(2)	54,699	1,638,234

		2,369,906

Crude/Refined Products Pipelines—25.6%
United States—25.6%
Enbridge Energy Management, LLC(2)(3)	53,763	1,553,216
Kinder Morgan Management, LLC(2)(3)	30,175	2,277,017
Kinder Morgan, Inc.	25,314	894,344
Magellan Midstream Partners, L.P.(1)(2)	22,369	966,117
MPLX, L.P.(1)(2)	37,060	1,155,901
Plains All American Pipeline, L.P.(1)(2)	42,659	1,929,893
Rose Rock Midstream, L.P.	6,811	214,342
Summit Midstream Partners, L.P.(2)	36,328	720,384
Sunoco Logistics Partners, L.P.(2)	4,390	218,315
Tesoro Logistics, L.P.(2)	9,576	419,429

		10,348,958

Diversified Pipelines—1.3%
Canada—1.3%
TransCanada Corp.	11,425	540,631

		540,631

Natural Gas Gathering/Processing—18.6%
United States—18.6%
Crosstex Energy, Inc.	42,576	610,540
Crosstex Energy, L.P.(2)	30,122	437,974
Linn Co., LLC	43,133	1,558,827
MarkWest Energy Partners, L.P.(2)	8,575	437,411
Targa Resources Corp.	25,493	1,347,050
Targa Resources Partners, L.P.(2)	14,426	539,244
Williams Companies, Inc.	79,251	2,594,678

		7,525,724

See accompanying notes to consolidated financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments, continued

December 31, 2012

	Shares/Units	Fair Value

Natural Gas/Natural Gas Liquids Pipelines—17.4%
United States—17.4%
El Paso Pipeline Partners, L.P.(2)	39,006	$1,442,052
Energy Transfer Equity, L.P.(1)(2)	21,424	974,364
Enterprise Products Partners, L.P.(1)(2)	51,607	2,584,478
EQT Midstream Partners, L.P.	23,058	718,257
Spectra Energy Corp.	47,349	1,296,416

		7,015,567

Power/Utility—1.6%
United States—1.6%
CenterPoint Energy, Inc.	33,452	643,951

		643,951

Shipping—5.9%
Bermuda—2.0%
Golar LNG Partners, L.P.	26,864	801,890
Republic of the Marshall Islands—2.7%
Navios Maritime Partners, L.P.	21,242	260,852
Teekay Offshore Partners, L.P.	31,710	824,777
United States—1.2%
Delek Logistics Partners, L.P.(2)	16,390	376,970
Seadrill Partners LLC(2)	4,400	112,860

		2,377,349

Total Master Limited Partnerships and Related Companies (Cost $31,088,797)		31,459,182

Money Market Fund—0.0%
United States—0.0%
JPMorgan U.S. Government Money Market Fund(1)	13,741	13,741

Total Money Market Fund (Cost $13,741)		13,741

Total Investments—77.9% (Cost $31,102,538)		31,472,923
Other Assets and Liabilities—22.1%		8,942,093

Total Net Assets—100.0%		$40,415,016

All percentages disclosed are calculated by dividing the indicated amounts by net assets.
(1)	All of a portion of these securities are held by Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”).
(2)	Non-Income producing security.
(3)	Distributions are paid-in-kind.

See accompanying notes to consolidated financial statements.

SALIENT MF TRUST

Consolidated Statements of Assets and Liabilities

December 31, 2012

	Risk Parity Fund	MLP & Energy Infrastructure Fund II
Assets:
Investments at fair value (cost $0, $31,102,538)	$—	$31,472,923
Deposits with brokers for futures contracts	14,083,609	—
Cash and cash equivalents	98,099,226	12,945,832
Dividends and interest receivable	1,665	5,132
Receivable for capital shares issued	58,137	11,069
Variation margin on futures contracts	634,242	—
Receivable from Adviser	—	46,477
Deferred tax asset	—	2,696
Offering costs	60,543	80,984
Prepaids and other assets	97,313	50,018

Total Assets	113,034,735	44,615,131

Liabilities:
Payable for investments purchased	—	3,974,518
Payable for capital shares redeemed	150	12,180
Variation margin on futures contracts	219,050	—
Payable to Adviser	118,016	—
Distribution and services fees payable	643	105
Trustee fees payable	22,500	22,500
Deferred tax liability	—	15,088
Accounts payable and accrued expenses	94,755	175,724

Total Liabilities	455,114	4,200,115

Net Assets	$112,579,621	$40,415,016

Composition of Net Assets:
Paid-in capital	$111,241,048	$39,959,928
Accumulated net investment loss	(23,287)	21,394
Accumulated net realized gains	1,832,277	78,397
Unrealized appreciation (depreciation) on investments	(470,417)	355,297

Net Assets	$112,579,621	$40,415,016

Net Assets:
Class A Shares	$4,018,196	$2,225,110
Class C Shares	362,549	—
Class I Shares	108,198,876	38,189,906

	$112,579,621	$40,415,016

Shares Outstanding
Class A Shares	395,668	221,993
Class C Shares	35,774	—
Class I Shares	10,650,202	3,811,398

Net Asset Value, Offering Price per share:
Class A Shares	$10.16	$10.02
Class C Shares	$10.13	$—
Class I Shares	$10.16	$10.02

See accompanying notes to consolidated financial statements.

SALIENT MF TRUST

Consolidated Statements of Operations

For the Periods Ended December 31, 2012

	Risk Parity Fund	MLP & Energy Infrastructure Fund II
	For the Period July 9, 2012(1) through December 31, 2012	For the Period September 19, 2012(1) through December 31, 2012
Investment Income:
Distributions from master limited partnerships	$—	$111,109
Less return of capital on distributions	—	(101,264)

Net distributions from master limited partnerships	—	9,845
Dividend income	—	69,361
Interest income	7,545	—
Foreign tax withholding	—	(268)

Total Investment Income (Loss)	7,545	78,938

Operating Expenses:
Investment Management fees	415,403	48,419
Administration fees	16,394	5,418
Distribution and service fee Class A	337	105
Distribution and service fee Class C	780	—
Administrative services fees	34,981	4,077
Trustees fees	22,500	22,500
Audit fees	35,000	35,000
Custodian fees	3,017	2,247
Interest	9,664	—
Legal fees	33,597	17,473
Offering costs	47,667	30,757
Registration and filing fees	86,845	40,458
Tax preparation fees	15,000	112,000
Transfer agent fees	13,878	4,200
Other expenses	8,536	12,533

Total Expenses before Fee Reductions	743,599	335,187
Less expenses contractually waived/reimbursed by the Adviser	(139,574)	(260,226)

Net Expenses	604,025	74,961

Net Investment Income (Loss), before Income Taxes	(596,480)	3,977

Deferred tax benefit	—	2,696

Net Investment Income (Loss)	(596,480)	6,673

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency translations	(7,257)	78,369
Net realized gain (loss) on futures contracts	2,707,028	—

Net realized gain (loss), before income taxes	2,699,771	78,369
Net realized gain (loss)	2,699,771	78,369
Change in unrealized appreciation/depreciation on investments, before income taxes	(470,417)	370,385

Deferred tax expense	—	(15,088)

Net change in unrealized appreciation/depreciation on investments	(470,417)	355,297

Net Realized and Unrealized Gain (Loss) on Investments	2,229,354	433,666

Change in Net Assets Resulting from Operations	$1,632,874	$440,339

(1)	Commencement of operations.

See accompanying notes to consolidated financial statements.

SALIENT MF TRUST

Consolidated Statements of Changes in Net Assets

For the Periods Ended December 31, 2012

	Risk Parity Fund	MLP & Energy Infrastructure Fund II
	For the Period July 9, 2012(1) through December 31, 2012	For the Period September 19, 2012(1) through December 31, 2012
Operations:
Net investment income (loss), net of income taxes	$(596,480)	$6,673
Net realized gain (loss) on investments, net of income taxes	2,699,771	78,369
Change in unrealized appreciation/depreciation on investments, net of income taxes	(470,417)	355,297

Change in Net Assets resulting from operations	1,632,874	440,339

Distributions:
Net investment income:
Class I Shares	—	(6,673)
Return of capital
Class I Shares	—	(217,709)
Net realized gains:
Class A Shares	(12,295)	—
Class C Shares	(1,112)	—
Class I Shares	(328,561)	—

Change in Net Assets resulting from distributions	(341,968)	(224,382)

Change in Net Assets resulting from capital transactions	111,288,715	40,199,059

Change in Net Assets	112,579,621	40,415,016
Net Assets:
Beginning of period	—	—

End of period	$112,579,621	$40,415,016

Accumulated net investment income (loss)	$(23,287)	$21,394

See accompanying notes to consolidated financial statements.

SALIENT MF TRUST

Consolidated Statements of Changes in Net Assets, continued

For the Periods Ended December 31, 2012

	Risk Parity Fund	MLP & Energy Infrastructure Fund II
	For the Period July 9, 2012(1) through December 31, 2012	For the Period September 19, 2012(1) through December 31, 2012
Capital Transactions:
Class A Shares
Proceeds from shares issued	$3,974,892	$2,226,558
Dividends reinvested	12,295	—
Value of shares redeemed	(48)	—

Class A Shares capital transactions	3,987,139	2,226,558

Class C Shares
Proceeds from shares issued	375,970	—
Dividends reinvested	1,112	—
Value of shares redeemed	(17,217)	—

Class C Shares capital transactions	359,865	—

Class I Shares
Proceeds from shares issued	127,085,250	39,536,400
Dividends reinvested	266,137	15,004
Value of shares redeemed	(20,409,676)	(1,578,903)

Class I Shares capital transactions	106,941,711	37,972,501

Change in net assets resulting from capital transactions	$111,288,715	$40,199,059

Share Transactions:
Class A Shares
Issued	394,462	221,993
Reinvested	1,211	—
Redeemed	(5)	—

Change in Class A Shares	395,668	221,993

Class C Shares
Issued	37,384	—
Reinvested	110	—
Redeemed	(1,720)	—

Change in Class C Shares	35,774	—

Class I Shares
Issued	12,644,941	3,968,359
Reinvested	26,220	1,522
Redeemed	(2,020,959)	(158,483)

Change in Class I Shares	10,650,202	3,811,398

(1)	Commencement of operations

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on invest- ments	Total from Invest- ment Activities	Net Invest- ment Income		Return of Capital	Net Realized Gain on Invest- ments	Total Distri- butions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)	Net Expenses Excluding Income Taxes(c)		Net Invest- ment Income (Loss)(c)	Portfolio Turn over(d)
Salient Risk Parity Fund
Class A(e)	$9.94	(0.07)	0.32	0.25	—		—	(0.03)	(0.03)	$10.16	2.53%	$4,018	1.92%	1.61%	1.61%		(1.59)%	0%
Class C(f)	$10.12	(0.09)	0.13	0.04	—		—	(0.03)	(0.03)	$10.13	0.41%	$363	2.67%	2.36%	2.36%		(2.34)%	0%
Class I(g)	$10.00	(0.06)	0.25	0.19	—		—	(0.03)	(0.03)	$10.16	1.91%	$108,199	1.67%	1.36%	1.36%		(1.34)%	0%
MLP & Energy Infra structure Fund II
Class A(h)	$10.09	— (j)	(0.07)	(0.07)	—		—	—	—	$10.02	(0.69)%	$2,225	6.52%	1.82%	1.60	%(k)	(0.13)%	15%
Class I(i)	$10.00	— (j)	0.14	0.14	—	(j)	(0.12)	—	(0.12)	$10.02	1.47%	$38,190	6.27%	1.57%	1.35	%(k)	0.12%	15%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(e)	Commenced operations on November 15, 2012.
(f)	Commenced operations on September 30, 2012.
(g)	Commenced operations on July 9, 2012.
(h)	Commenced operations on December 20, 2012.
(i)	Commenced operations on September 19, 2012.
(j)	Represents less than $0.005 or $(0.005)
(k)	The amount includes an investment adviser waiver representing 4.70% to the expense ratio. Without this waiver, the expense ratio would be higher.

See accompanying notes to consolidated financial statements.

SALIENT MF TRUST

Notes to Consolidated Financial Statements

December 31, 2012

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2012, the Trust is comprised of the following five funds: Salient Risk Parity Fund (the “Risk Parity Fund”) which commenced operations on July 9, 2012, and Salient MLP & Energy Infrastructure Fund II (the “MLP Fund”) which commenced operations on September 19, 2012, as well as Salient Alternative Beta Fund, Salient Pure Trend Fund, and Salient Global Equity Fund which have not commenced operations as of December 31, 2012, and are not included in this annual report. Each may be referred to individually as the “Fund” and collectively as the “Funds.”

Each Fund is classified as non-diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Funds offer three classes of shares: Class A Shares, Class C Shares, and Class I Shares. As of December 31, 2012, Class C Shares of the MLP Fund have not commenced operations. Each class of Shares are identical except as to sales charges, distribution and other expenses borne by each class, voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of Shares. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by allocating capital across a broad set of asset classes in which Salient Adviser (as defined below) seeks to balance the sources of portfolio risk, as measured by contribution to total volatility. The MLP Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) and Salient Capital Advisors, LLC (“SCA”) for the Risk Parity Fund and the MLP Fund, respectively, to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodities Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act. Under the Investment Management Agreement, each Salient Adviser and SCA is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board.

Under the Funds’ organizational documents, the Funds’ Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity

SALIENT MF TRUST

Notes to Consolidated Financial Statements, continued

December 31, 2012

Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

The MLP Fund may invest up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which is wholly-owned by the MLP Fund, and therefore consolidated in the MLP Fund’s consolidated financial statements, is organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and has been consolidated since its formation. The MLP Fund invests in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Fund” includes both the MLP Fund and the MLP Subsidiary.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, and the MLP Fund and the MLP Subsidiary, and the results of their operations, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) VALUATION OF INVESTMENTS

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the

Salient MF Trust

Notes to Consolidated Financial Statements, continued

December 31, 2012

Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (“Administrator”).

Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

Publically traded equity securities acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued by the Adviser Valuation Committee pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Fund and the MLP Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the

SALIENT MF TRUST

Notes to Consolidated Financial Statements, continued

December 31, 2012

“Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from a fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(i) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end are reflected in the Risk Parity Fund’s Consolidated Schedule of Investments. The MLP Fund did not invest directly in derivative instruments during the period ended December 31, 2012. The following is a description of the derivative instruments the Risk Parity Fund utilizes, including the primary underlying risk exposures related to each instrument type.

FUTURES CONTRACTS—The Risk Parity Fund invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Funds, depending on the fluctuations in the value of the underlying security. The underlying security is not physically

SALIENT MF TRUST

Notes to Consolidated Financial Statements, continued

December 31, 2012

delivered. The Funds recognize a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amount reflects the extent of the total exposure the Funds have in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Funds to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. Futures contracts may reduce the Fund’s exposure to counterparty risk since futures are exchange-traded; and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

Salient Adviser and SCA each claimed an exemption from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”) with respect to the series of the Trust (as adviser, respectively to the Risk Parity Fund and the MLP Fund), although Salient Adviser is registered as a commodity pool operator and acted as such with respect to other commodity pools. Therefore, for the period ended December 31, 2012, Salient Adviser with respect to the Risk Parity Fund was not subject to the registration and regulatory requirements of the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that have affected Salient Adviser and the Risk Parity Fund’s abilities to continue to claim this exemption after December 31, 2012. Pursuant to these amendments, Salient Adviser will act as a registered commodity pool operator with respect to the Risk Parity Fund, and each will be subject to regulation and additional reporting requirements under the CEA effective January 1, 2013 as such may be further implemented by the CEA.

In addition, the CFTC, in conjunction with other federal regulators, also recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The CFTC amendments and/or the rule proposals may affect the ability of the Fund to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for Salient Adviser and the Risk Parity Fund. As of the date of this report, the ultimate impact of the CFTC amendments and/or the rule proposals on the Risk Parity Fund is uncertain.

The following is a summary of the fair value of derivative instruments held directly by the Risk Parity Fund as of December 31, 2012, and where such derivatives are recorded:

	Assets	Liabilities
Risk Parity Fund	Variation Margin on Futures Contracts^	Variation Margin on Futures Contracts^
Equity Risk Exposure:
Futures Contracts	$1,404,265	$71,225
Commodity Risk Exposure:
Futures Contracts	734,504	2,126,169
Interest Rate Risk Exposure:
Futures Contracts	—	448,745

^

Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only current outstanding variation margin is reported in the Consolidated Statement of Assets and Liabilities.

SALIENT MF TRUST

Notes to Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the period July 9, 2012* through December 31, 2012:

Risk Parity Fund	Net Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Equity Risk Exposure:
Futures Contracts	$5,279,764	$1,333,040
Commodity Risk Exposure:
Futures Contracts	(2,111,058)	(1,391,665)
Interest Rate Risk Exposure:
Futures Contracts	(461,678)	(448,745)

*	Commencement of operations

Volume of Derivative Activity

The following is a summary of the average monthly notional value of futures contracts purchased and sold in the Risk Parity Fund for the period July 9, 2012 (commencement of operations) through December 31, 2012, as well as the notional amount of futures contracts outstanding as of December 31, 2012:

	Monthly Average Notional Amount	Notional Amount Outstanding at December 31, 2012
Futures contracts purchased	$325,577,426	$425,959,462
Futures contracts sold	(30,361,604)	(17,764,790)

Total	$295,215,822	$408,194,672

(k) ORGANIZATION AND OFFERING COSTS

Organization costs associated with the establishment of the Trust were borne by Salient Adviser. Offering costs are amortized to expense over twelve months on a straight-line basis.

(l) DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared and distributed at least annually. Distributions from net realized capital gains, if any, are distributed annually and may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

For the MLP Fund, the character of distributions made during the period from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes. For the period September 19, 2012 (commencement of operations) through December 31, 2012, the MLP Fund’s distributions are expected to be comprised of approximately 3% from ordinary income, and the remaining 97% return of capital.

SALIENT MF TRUST

Notes to Consolidated Financial Statements, continued

December 31, 2012

The amount of distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

(m) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requiring disclosures of both gross and net information related to offsetting and related arrangements enabling users of the financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Funds’ net assets. At this time, management is evaluating any impact ASU 2011-11 may have on the Funds’ financial statement disclosures.

(n) RETURN OF CAPITAL ESTIMATES

Distributions received from the MLP Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The MLP Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period September 19, 2012 (commencement of operations) through December 31, 2012, the MLP Fund estimated that approximately 91% of the MLP distributions received would be treated as a return of capital. The MLP Fund recorded as return of capital the amount of $101,264 of dividends and distributions received from its investments. Net realized gain was increased by $8,644 and change in net unrealized appreciation (depreciation) was increased by $92,620 in the accompanying Consolidated Statement of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(o) FEDERAL AND OTHER TAXES

The Funds intend to continue to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

For the current open tax year and for all major jurisdictions, management of the Funds has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax

SALIENT MF TRUST

Notes to Consolidated Financial Statements, continued

December 31, 2012

positions will “more-likely-than-not” be sustained by the Funds upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the periods ended December 31, 2012, the Funds did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The MLP Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The MLP Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the MLP Subsidiary includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the MLP Subsidiary has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the MLP Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the MLP Subsidiary’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the MLP Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the MLP Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The MLP Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the MLP Subsidiary may modify its estimates or assumptions regarding the deferred tax liability.

The MLP Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense in its Consolidated Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

The Risk Parity Subsidiary is an exempted Cayman investment company for tax purposes. The Risk Parity Subsidiary has made an application to the Governor-in-Council of the Cayman Islands for, and has received, an undertaking exempting it from all local income, profits and capital gains taxes for a period of 20 years. Currently, no such taxes are levied in the Cayman Islands.

The Risk Parity Subsidiary is a Controlled Foreign Corporation (“CFC”) for U.S. income tax purposes, and is therefore not subject to U.S. income tax. However, as a wholly-owned CFC, the Risk Parity Subsidiary’s net income and capital gains to the extent of its earnings and profits, are consolidated into the Risk Parity Fund’s investment company taxable income.

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Notes to Consolidated Financial Statements, continued

December 31, 2012

For the current open tax year and for all major jurisdictions, management of the Risk Parity Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the periods ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary categorization as of December 31, 2012, based upon the three levels defined above. The breakdown by category of equity securities is disclosed in the Consolidated Schedules of Investments.

	Level 1		Level 2		Level 3		Total
Fund Name	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Risk Parity Fund
Futures Contracts	$—	$(507,370)	$—	$—	$—	$—	$—	$(507,370)

Total	$—	$(507,370)	$—	$—	$—	$—	$—	$(507,370)

MLP Fund
Master Limited Partnerships and Related Companies	$31,459,182	$—	$—	$—	$—	$—	$31,459,182	$—
Money Market Fund	13,741	—	—	—	—	—	13,741	—

Total	$31,472,923	$—	—	$—	$—	$—	$31,472,923	$—

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedules of Investments as Investment Securities, such as futures contracts. These investments are generally presented in the consolidated financial statements at the unrealized gain or loss on the investment.

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Notes to Consolidated Financial Statements, continued

December 31, 2012

(4) FEDERAL INCOME TAXES

The tax character of dividends paid to shareholders during the applicable tax year ended in 2012 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2012
Risk Parity Fund	$98,410	$243,558	$341,968	$—	$341,968
November 30, 2012
MLP Fund	15,004	—	15,004	—	15,004

As of the latest tax year ended, as noted below, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Captial Gains	Distributions Payable	Unrealized Appreciation (Depreciation)	Accumulated Earnings (Deficit)
December 31, 2012
Risk Parity Fund	$3,455,107	$601,579	$—	$(2,718,113)	$1,338,573
November 30, 2012
MLP Fund	90,896	—	209,378	57,293	(61,189)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to deferral of losses on wash sales.

The following information is provided on a tax basis as of December 31, 2012:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) Before Taxes	Net Unrealized Appreciation (Depreciation) After Taxes
MLP Fund	$31,104,029	$741,783	$(372,889)	$368,894	$353,806

As of the end of the applicable tax year ended in 2012, the Funds had no net capital loss carryforwards (“CLCFs”).

For the MLP Fund, deferred income taxes of the MLP Subsidiary reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the MLP Subsidiary’s deferred tax assets and liabilities as of December 31, 2012, are as follows:

Deferred tax assets:
Net operating loss carryforward	$2,696
Capital loss carryforward	—

Total deferred tax assets	2,696

Less Deferred tax liabilities:
Unrealized gain on investment securities	(15,088)

Total net deferred tax liability	$(12,392)

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Notes to Consolidated Financial Statements, continued

December 31, 2012

The MLP Fund has net capital loss carry forwards (“CLCFs”) attributable to the MLP Subsidiary as summarized in the table below. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. The MLP Fund also has net operating loss carry forwards (“NOLs”) attributable to the MLP Subsidiary. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

Fiscal Period Ended December 31, 2012		Expiration
Net Operating Loss Carry Forward	$7,488	December 31, 2032

The capital loss for the period September 19, 2012 (commencement of operations) through December 31, 2012 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2012 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore the use of this capital loss carry forward is dependent upon the MLP Subsidiary generating sufficient net capital gains prior to the expiration of the loss carry forward.

Although the MLP Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of net unrealized appreciation/depreciation as of December 31, 2012, and the period over which these deferred tax assets can be realized. Based on the MLP Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the MLP Subsidiary’s deferred tax asset. The MLP Subsidiary will continue to assess the need for a valuation allowance in the future.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to the MLP Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal period ended December 31, 2012, as follows:

	Deferred	Total
Application of statutory income tax rate	$11,704	$11,704
State income taxes, net of federal tax benefit	688	688

Total income tax expense	$12,392	$12,392

(5) INVESTMENT TRANSACTIONS

The aggregate cost of security purchases and proceeds from sales of securities (excluding short-term investments) during the periods ended December 31, 2012, were as follows:

	Purchases	Sales
Risk Parity Fund	$—	$—
MLP Fund	30,840,749	2,291,051

(6) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Funds will pay the Administrator a monthly administration fee computed at an annual rate of 0.06% on the first $700 million in

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Notes to Consolidated Financial Statements, continued

December 31, 2012

aggregate net assets of the Funds, plus 0.055% on the next $300 million in aggregate net assets of the Funds, plus 0.05% on the aggregate net assets of the Funds greater than $1 billion. The minimum annual fee is $120,000 for the first two funds in the Trust. Under terms of the agreement, the administration fee is waived for the first four months of each series’ operations. The Administrator also provides the Funds with legal, compliance, custody and other investor-related services. The Funds pay the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(7) DISTRIBUTION AGREEMENT

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 under the 1940 Act.

Each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25% and 1.00%, on an annualized basis, of the average daily net assets attributable to Class A and Class C shares, respectively, as compensation for service and distribution-related activities and/or shareholder services with respect to Class A and Class C shares, respectively.

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected in the Consolidated Statements of Operations as “Administrative services fees.”

(8) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by each investment adviser, under the terms of the Investment Management Agreement between Salient Adviser and the Risk Parity Fund, and between SCA and the MLP Fund, each Fund pays its respective adviser a monthly management fee equal to an annual rate of 0.95% of the Fund’s average daily consolidated net assets.

Each Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, acquired fund (MLP Subsidiary or Risk Parity Subsidiary) fees, litigation and extraordinary expenses. Each expense limitation agreement expires on July 31, 2013.

Each Fund’s investment adviser is permitted to recoup expenses that it has borne in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. The Funds are not obligated to reimburse such expenses beyond three years from the end of such year in which the adviser waived a fee or reimbursed an expense.

(9) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

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Notes to Consolidated Financial Statements, continued

December 31, 2012

General Market Risk

An investment in the Funds’ common shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ common shares. An investment in the Funds’ common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

Concentration Risk

The MLP Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Fund invests a relatively high percentage of the MLP Fund’s assets in the obligations of a limited number of issuers, the MLP Fund may be more susceptible than a more widely diversified investment company to any single economic, political, or regulatory occurrence.

Leverage Risk

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ common shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

Derivatives Risk

The Funds may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

(10) SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2012.

SALIENT MF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Salient MF Trust:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Salient Risk Parity Fund and Subsidiary and Salient MLP & Energy Infrastructure Fund II and Subsidiary (funds within Salient MF Trust) as of December 31, 2012, and the related consolidated statements of operations and changes in net assets for the period from commencement of operations of July 9, 2012 (Salient Risk Parity Fund) or September 19, 2012 (Salient MLP & Energy Infrastructure Fund II) to December 31, 2012 and the consolidated financial highlights for the periods ended December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2012, the results of their operations, changes in their net assets, and the financial highlights for the periods then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 28, 2013

SALIENT MF TRUST

Supplemental Information

December 31, 2012

(Unaudited)

Trustees and Officers

The Trust’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Funds who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Funds pay each Trustee who is not an “interested person” of the investment advisers, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $15,000. Such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 52 Address: c/o Salient MF Trust 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee, Principal Executive Officer (Since inception); Chairman of the Board (Since 2012)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	7	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternative Strategies Funds (investment companies) (three funds) since 2010.
Jeremy L. Radcliffe(1) Age: 38 Address: c/o Salient MF Trust 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee, Secretary (Since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	5	Salient Alternative Strategies Funds (investment companies) (three funds) since 2010.

(1)	This person’s status as an “interested” trustee arises from his affiliation with Salient Adviser.

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Supplemental Information, continued

December 31, 2012

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 73 Address: c/o Salient MF Trust 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since inception)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996	7	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternative Strategies Funds (investment companies) (three funds), since 2010; Brandes Investment Trust (investment companies) (four funds), 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.
Jonathan P. Carroll Age: 51 Address: c/o Salient MF Trust 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since inception)	President, Lazarus Financial LLC (holding company) since 2006; private investor for the past five years	7	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; the Salient Alternative Strategies Funds (investment companies) (three funds), since 2010; Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006.

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Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dr. Bernard Harris Age: 56 Address: c/o Salient MF Trust 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President, The Space Agency (marketing), since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	7

The Endowment Funds (investment companies) (five funds); Salient Alternative Strategies Funds (investment companies) (three funds), since 2010; Salient MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; U.S. Physical Therapy, Inc., since 2005; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; Monebo Technologies Inc., since 2009; AG Technologies, since 2009; The Harris Foundation, Inc., since 1998; Houston Technology Center, since 2004; Greater Houston Community Foundation, 2004-2009; Communities in Schools, since 2007; ZOO SCORE “Counselors to America’s Small Business”, since 2009; American Telemedicine Association, since 2007; Houston Angel Network, since 2004; BioHouston, since 2006; The National Math and Science Initiative, and Space Agency, since 2008;

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Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard C. Johnson Age: 75 Address: c/o Salient MF Trust 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since inception)	Senior Counsel (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	7	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternative Strategies Funds (investment companies) (three funds), since 2010.
G. Edward Powell Age: 76 Address: c/o Salient MF Trust 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee, Lead Independent Trustee (Since inception)	Principal, Mills & Stowell (private equity), since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	7	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternative Strategies Funds (investment companies) (three funds), since 2010; Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009.

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Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Scott E. Schwinger Age: 47 Address: c/o Salient MF Trust 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since inception)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999)	7	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; the Salient Alternative Strategies Funds (investment companies) (three funds), since 2010; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001.

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 39 Address: c/o Salient MF Trust 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer (Since inception)	Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005
John E. Price Age: 45 Address: c/o Salient MF Trust 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer (Since inception)	Managing Director and Chief Financial Officer, Adviser, since 2003; Partner, Managing Director and Chief Financial Officer, Salient, since 2003

Form N-Q Filings

The Funds file complete Consolidated Schedules of Investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Supplemental Information, continued

December 31, 2012

(Unaudited)

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds’ actual results are the performance of the portfolio of investments held by each Fund, the conditions in the U.S. and international financial, petroleum and other markets, and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the Securities and Exchange Commission website at http://www.sec.gov.

Privacy Policy

The Funds recognize the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Funds’ service providers, including the Funds’ investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to

SALIENT MF TRUST

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December 31, 2012

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provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Funds involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Board Consideration of the Investment Advisory Agreements

At an in-person Organizational meeting of the Board held on May 22, 2012, the Board, including the Independent Trustees, considered and approved the investment advisory agreement between the Trust, on behalf of its series Salient Risk Parity Fund, and Salient Advisers (“Salient Advisers Agreement”), and between the Trust, on behalf of its series Salient MLP & Energy Infrastructure Fund II, and SCA (“Salient Capital Agreement”); and, at an in-person meeting of the Board held on August 23, 2012, the Board, including the Independent Trustees, considered and approved the investment advisory agreements between the Trust, on behalf of its series Salient Alternative Beta Fund, Salient Pure Trend Fund, and Salient Global Equity Fund, and Salient Advisers (“Salient Advisors Agreements”, and together with the Salient Advisers Agreement and Salient Capital Agreement, the “Advisory Agreements”). In preparation for review of the Advisory Agreements, the Board requested each of Salient Advisers and SCA (the “Advisors”) to provide detailed information which the Board determined to be reasonably necessary to evaluate the Advisory Agreements. The Independent Trustees used this information, as well as other information that the Advisors and other service providers submitted to the Board, to help them decide whether to approve the Advisory Agreements. The Board also received a detailed memorandum from K&L Gates LLP, counsel to the Trust and each of its series, and the Board, regarding the responsibilities of the Board members in connection with their consideration of the Advisory Agreements.

As discussed below, the Board considered many factors and a significant amount of information in evaluating whether the Advisory Agreements and the fees provided therein with respect to the Trust, on behalf of each of its series, should be approved. The Board was advised by independent legal counsel to the Trust with respect to its deliberations regarding the approval of the Advisory Agreements. The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the approval of the Advisory Agreements. The determination to approve the Advisory Agreements was made on the basis of each Independent Trustee’s business judgment after consideration of all the information presented. It is important to recognize that individual Independent Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

The nature, extent and quality of the advisory services to be provided. With respect to the Advisory Agreements, the Board considered: the background and experience of key investment personnel and the Advisors’ ability to retain them; the Advisors’ focus on analysis of complex asset categories; the Advisors’ disciplined investment approach and commitment to investment principles; the Advisors’ significant investment in and commitment to personnel; the Advisors’ significant compliance efforts and oversight; and, the Advisors’ oversight of and interaction with service providers. The Board concluded that the nature, extent and quality of the management and advisory service to be provided were appropriate and thus support a decision to approve the Advisory Agreements.

The cost of advisory service to be provided. In analyzing the projected cost of services and profitability of the Advisors, the Board considered the potential revenues and expenses of the Advisors, noting that the analysis

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necessarily was based on estimates and projections of each Fund’s size, and that the Board would be able to make a much more complete assessment following the commencement of actual operations following the initial two-year period of the Advisory Agreements. The Board took into account the significant investment by and cost to the Advisors regarding service infrastructure to support the Funds and their investors.

In addition, the Board recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses compounded by a start-up fund having no assets as of yet. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the above, the Independent Trustees reviewed the Advisors’ methodology and assumptions for allocating expenses to determine profitability. In reviewing projected profitability, the Independent Trustees recognized the Advisors’ investment in its fund business. Based on their review, the Independent Trustees concluded that the projected level of profitability for its advisory activities was reasonable in light of the services to be provided.

On the basis of the Board’s review of the fees to be charged by the Advisors for investment advisory and related services, the specialized nature of the Funds’ investment program, the Advisors’ financial information, and the estimated costs associated with managing the Funds, the Board concluded that the level of investment management fees is appropriate in light of the services to be provided, the management fees and estimated overall expense ratios of comparable funds and other clients of the Advisors.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale. While noting that the management fees will not decrease as the level of the Funds assets increase, the Board noted the expense limitations, and concluded that the management fee is reasonable and reflects the Funds’ complex investments. The Board noted that it will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of management fees payable to the Advisors, in the future.

Benefits (such as soft dollars) to the Advisor from its relationship with the Funds. The Board concluded that other benefits derived by the Advisors from its relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and its shareholders. In this regard, the Board noted that the Advisors may not realize significant if any “soft dollar” benefits from its relationship with the Funds and generally does not accept or utilize such.

Other considerations. The Board determined that the Advisors have made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders.

Independent Trustees

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Trustees and Officers

John A. Blaisdell, Trustee and Principal Executive Officer

Jeremy L. Radcliffe, Trustee and Secretary

John E. Price, Treasurer and Principal Financial Officer

Paul A. Bachtold, Chief Compliance Officer

Investment Advisers

Salient Advisors, L.P.

Houston, TX

Salient Capital Advisors, LLC

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

Citibank, N.A.

New York, NY

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

Distributor

Foreside Fund Services LLC

Portland, ME

Salient® MF Trust

4265 San Felipe, 8th Floor
Houston, Texas 77027
800.994.0755

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of
Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$75,000	N/A
Audit-Related Fees	$10,000	N/A
Tax Fees	$0	N/A
All Other Fees	$0	N/A

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	n/a

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	n/a

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Consolidated Schedules of Investments as of the close of the reporting period are included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer
Date: February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer
Date: February 25, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer
Date: February 25, 2013